                          PACIFIC HORIZON GROWTH FUNDS

                          PACIFIC HORIZON GROWTH FUNDS
                                 ANNUAL REPORT

                               FEBRUARY 28, 1997


                             AGGRESSIVE GROWTH FUND
                                 BLUE CHIP FUND


                               INVESTING FOR ALL
                             THE TIMES OF YOUR LIFE


                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                           INVESTMENT ADVISER
                     Bank of America National Trust
                        and Savings Association
                         555 California Street
                        San Francisco, CA 94104

                             ADMINISTRATOR
                         The BISYS Group, Inc.
                           3435 Stelzer Road
                           Columbus, OH 43219
                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                    Contents

                                FUND FACTS                               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                FUND OVERVIEW AND INTERVIEW
                                  WITH YOUR INVESTMENT MANAGER         10-20
                                PACIFIC HORIZON AGGRESSIVE
                                  GROWTH FUND
                                  Portfolio of Investments             21-24
                                  Statement of Assets
                                    and Liabilities                       25
                                  Statement of Operations                 26
                                  Statements of Changes
                                    in Net Assets                         27
                                PACIFIC HORIZON BLUE CHIP FUND
                                  Statement of Assets
                                    and Liabilities                       28
                                  Statement of Operations                 29
                                  Statements of Changes
                                    in Net Assets                         30
                                NOTES TO FINANCIAL
                                  STATEMENTS                           31-37
                                FINANCIAL HIGHLIGHTS                   38-41
                                REPORT OF INDEPENDENT ACCOUNTANTS         42
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- BLUE CHIP PORTFOLIO
                                  Portfolio of Investments             43-46
                                  Statement of Assets
                                    and Liabilities                       47
                                  Statement of Operations                 48
                                  Statements of Changes
                                    in Net Assets                         49
                                  Notes to Financial
                                    Statements                         50-52
                                  Supplementary Data                      53
                                  Report of Independent Accountants       54

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

-----------------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
-----------------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 ................................................................................................
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
LOGO                                  LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY
LOGO
LOGO

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.
LOGO
LOGO

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND

======================

SCOTT A. BILLEADEAU
Senior Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon Aggressive Growth Fund seeks to maximize capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of smaller-capitalized domestic companies deemed to have potential for above-average growth in revenues and earnings.

APPROPRIATE FOR:

Investors who are interested in long-term capital appreciation and can assume above-average investment risk. The Fund is designed to help investors benefit from the long-term upward potential in stock prices through a diversified portfolio.

INCEPTION:

March 31, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $202 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    Small-company growth stocks performed well in the early period compared to shares of larger firms. Despite this, prices of small-company growth stocks fell sharply in June after inflationary fears and some earnings disappointments caused investors to behave defensively. Investors favored shares of larger companies with greater liquidity and more value-oriented stocks, while small-company growth stocks languished throughout the remainder of the period.

The Fund returned 9.13% (without the sales charge) on A Shares for the 12 months ended February 28, 1997.* In addition, during the 12 months ended February 28, 1997, the Fund introduced K Shares, which are primarily offered to Daily Advantage 401(k) plan participants, although they are available to certain other eligible individuals, as outlined in the prospectus. For the year ended February 28, 1997, K Shares returned 8.83%.** By comparison, the Fund's benchmark, the Russell 2000 Index, returned 12.56% for the same period.***

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We did not alter the Fund's sector weighting greatly. Instead, we actively rotated the types of stocks that made up those sector holdings. Specifically, we tried to reduce risk by selling stocks of the most rapidly-growing firms when in our opinion, their valuations became too high, and used the proceeds to purchase stocks with lower valuations relative to growth rates.

As a rule, we like to invest in companies that are trading at or below their forecasted growth rates over the next three to five years. We refrained from purchasing overvalued stocks that carry relatively high risk. For example, during the period we avoided shares of certain semiconductor capital equipment companies that were trading at high valuations.

The Fund underperformed the Russell 2000 Index in part because of the types of stocks it holds. We focused on companies in rapidly-growing industries such as technology, telecommunications, consumer cyclicals and business services. Investors favored more value-oriented small firms during the period, in industries such as financial services. We were not well-represented in such sectors because they typically do not fit in with the Fund's aggressive investment approach.

Q
    WHAT WERE SOME OF THE INDIVIDUAL HOLDINGS THAT AFFECTED THE FUND'S PERFORMANCE?

A
    We held stocks in the telecommunications equipment industry that performed extremely well during the period. They included Remec, Inc. (1.78% of net assets as of February 28, 1997), TriQuint Semiconductor (position sold on February 17,
1997) and Gilat Satellite Networks (2.09% of net assets as of February 28,
1997). The energy sector was also strong as demonstrated by our holdings in Aquilla Gas Pipeline (1.73% of net assets as of February 28, 1997), Flores and Rucks, Inc. (1.00% of net assets as of February 28, 1997) and Ensco International (position sold on 12/16/96).****

Q
    WHAT ARE THE FUND'S PROSPECTS DURING THE COMING QUARTER?

A
    We're coming off the third consecutive year of underperformance of small-company stocks in the marketplace. Investors have flocked to larger company stocks because they have provided significant profit growth. In particular, the stocks in the S&P 500 have posted just over 20% compounded annual earnings growth during the last three years.***** Not surprisingly, investors have chosen to focus on larger companies rather than assuming more risk and investing in smaller company stocks that did not provide superior relative earnings growth rates.

We feel large companies' earnings growth rates will start to slow this year. Many of these firms have cut costs about as much as they can, and will find it more difficult to keep up their recent earnings growth levels. Shares of small companies that can deliver steady earnings growth are likely to benefit in such an environment.

We will continue to buy such shares at reasonable prices before other investors discover them -- an approach that may offer the Fund's investors the potential for superior long-term growth. Finally, it's important to note that small-company stocks often perform differently than shares of larger firms, offering diversification benefits to equity investors.

---------------
Note: Small-company funds typically carry additional risks since smaller companies generally have a higher company-specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger-company stocks on average.

 * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 4.21% for the period.

** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through October 24, 1996 combined with actual K Share performance from October 25, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

  *** Source: Ibbotson Associates, 1997. The Russell 2000 and the S&P 500 are unmanaged indicies generally representative of the small capitalization equity market and the large capitalization equity market respectively, and cannot be invested in directly.

 **** The composition of the Fund's holdings is subject to change.

***** Source: Ibbotson Associates, 1997. Three-year annualized total return for the S&P 500 Index.

PACIFIC HORIZON
BLUE CHIP FUND

======================

JAMES D. MILLER, CFA
Chief Investment Officer
Bank of America Illinois
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund.

GOAL:

The Pacific Horizon Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

January 13, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $154 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE RECENT PERIOD?

A
    The market, aided by slow economic growth and low inflation, experienced a phenomenal run during the past 12 months. The Fund posted a total return of 27.01%* (without the sales charge) for A Shares, compared to 26.18%** for the Standard & Poor's 500 Stock Index for the 12 months ended February 28, 1997. In addition, during the period, the Fund introduced K Shares, which are primarily offered to Daily Advantage 401(k) plan participants, although they are available to certain other eligible individuals, as outlined in the prospectus. For the year ended February 28, 1997, K Shares returned 26.84%.***

Investors were particularly drawn to large company stocks, which outpaced stocks of small companies. The stocks of five blue chip firms accounted for 20% of the returns of the S&P 500. Those companies were Microsoft Corporation, Intel Corporation, General Electric, Coca-Cola Company, and IBM.**** In addition, there was heavy rotation between market sectors. For example, technology was the leader in 1996 and has lagged the market in early 1997. During the second half of 1996, there was a shift away from stocks of companies with strong earnings momentum towards stocks investors perceive to be undervalued.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We stayed neutral to the market capitalization of the benchmark, which is around $45 billion. ***** But as always, we focused on individual stock selection. Our stock selection is based on a number of different factors, with the heaviest weighting given to those that are having the great-est impact at a given time. During the recent period, we focused on stocks with a combination of "earnings certainty," "rising earnings expectations" and value factors such as low price-to-earnings ratios. Companies with high earnings certainty are those that have similar earnings estimates from different analysts. Firms with rising earnings expectations are those that have experienced the biggest increases in analysts' earnings estimates.

Q
    WHAT ARE SOME STOCKS OR SECTORS THAT PERFORMED WELL FOR THE FUND DURING THE YEAR?

A
    The technology sector was the best performing sector in the market for the 12 month period ended February 28, 1997. Our holdings included companies such as Intel Corp. (3.0% of net assets as of February 28, 1997) which gained 141% during the period. Other large, widely recognized companies that performed well were in retail and financial services -- companies such as Citicorp (0.85% of net assets as of February 28, 1997) and T.J.X. Companies, Inc. (0.83% of net assets as of February 28, 1997), which operate T.J. Maxx and Marshalls stores.******

Q
    WHAT'S AHEAD FOR THE FUND?

A
    We will continue to maintain a portfolio broadly diversified among market sectors according to the benchmark that we use to compare our Fund's performance. At the same time, we will add value by choosing stocks of companies that offer a combination of growth, value and earnings momentum. Our philosophy will not change based on short-term trends or conditions in the market. Instead, we will remain focused on meeting the goals of long-term investors, while attempting to outperform the S&P 500 on a consistent basis.

---------------
     * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Performance figures with the maximum 4.50% sales charge would have been 21.29% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

    ** Source: Ibbotson Associates, 1997. The S&P 500 is an unmanaged index generally representative of the equity market as a whole, and cannot be invested in directly.

   *** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 10, 1996 combined with actual K Share performance from November 11, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

  **** Source: Standard & Poor's Composite, 1996 "Performance Attribution,"
       Prudential Securities by Melissa Brown, 1/6/97.

 ***** Source: BARRA, February 28, 1997.

****** The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
                                                           CAPITAL
                                                         APPRECIATION
   MEASUREMENT PERIOD                                       FUNDS
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE      RUSSELL 2000
2/28/87                         9551.50       10000.00          10000       10000.00
2/29/88                         7792.08        8157.96        9154.79        8572.00
2/28/89                         8419.63        8814.98       10089.57        9905.00
2/28/90                         9976.89       10445.35       11473.41       10296.00
2/28/91                        13669.45       14311.30       12557.05       10678.00
2/29/92                        19288.65       20194.34       15969.36       14313.00
2/28/93                        17598.20       18424.51       16759.46       15383.00
2/28/94                        19453.87       20367.30       19818.19       18611.00
2/28/95                        18754.58       19653.17       19631.22       18287.00
2/29/96                        26421.67       27662.22       25733.57       23524.00
2/28/97                        28833.99       30105.03       28940.76       26490.00

HOW PERFORMANCE COMPARES
As the chart indicates, the Pacific
Horizon Aggressive Growth Fund has
consistently outperformed the market,
as measured by the Russell 2000, a
widely used unmanaged index which
measures the performance of small
capitalization stocks. An initial
$10,000 investment made for the ten
year period commencing on February
28, 1987 would now be worth $28,834
for A Shares. The same investment
made in the Russell
2000, representing a broader market, would now be worth $26,490.
Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $30,105.*

The Fund fared well relative to other capital appreciation funds. The average of capital appreciation funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Aggressive Growth Fund. The Lipper Capital Appreciation Funds Average on the same $10,000 investment over the same period would have been $28,941.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE:

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through October 24, 1996 combined with actual K Share performance from October 25, 1996 through February 28, 1997. The performance

                                             --------------------------------------
                                                      AGGRESSIVE GROWTH FUND
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                             A SHARES      K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 year:     9.13%     4.21%      8.83%
                                               ......................................
                                               5 years:    8.37%     7.38%      8.31%
                                               ......................................

                                               10 years:   11.68%   11.17%     11.65%
                                             ---------------------------------------

results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither Lipper Capital Appreciation Funds Average, nor the Russell 2000 may be invested in directly. The hypothetical investment in the Russell 2000 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1997)

PORTFOLIO COMPOSITION*
The Pacific Horizon Aggressive Growth
Fund invests in those sectors of the
small-capitalization universe that the
adviser believes will generate superior
long-term growth. The adviser currently
expects the technology, health-care and
consumer sectors to provide the
greatest potential for capital
appreciation during this decade and
beyond.

Technology                         24.6
Consumer Cylicals                  19.7
Health Care                        10.4
Basics                              0.8
Capital Goods                      17.9
Utilities/Wireless                  7.1
Finance                             8.3
Consumer Staples                    4.3
Transportation                      1.7
Energy                              5.3

GROWTH

The Pacific Horizon
Aggressive Growth Fund seeks
to provide long-term growth
of investment capital. The
Fund employs a highly
disciplined approach
focusing on
smaller-capitalization
growth stocks. Our strategy
is to invest in companies
that are in the early stages
of their economic life
cycle -- the time when their
fundamentals typically
generate maximum
acceleration in revenue and
earnings growth, and long
before they are generally
recognized by the greater
investing public. The Fund
utilizes extensive research to identify companies displaying earnings momentum, positive estimated growth-rate trends, rising relative price momentum and attractive valuation relative to growth prospects.

                                                       TOP TEN HOLDINGS*
                                                       ------------------------------------------------
                                                                                     PERCENT OF
                                                                  COMPANY            NET ASSETS
                                                       ------------------------------------------------
                                                         Imperial Credit Industries,
                                                        Inc.                             2.47%
                                                       ................................................
                                                         Team Rental Group, Inc.         2.24%
                                                       ................................................
                                                         WMS Industries, Inc.            2.19%
                                                       ................................................
                                                         Tadiran Ltd.                    2.13%
                                                       ................................................
                                                         Tracor, Inc.                    2.12%
                                                       ................................................
                                                         ECI Telecommunications
                                                        Limited Designs                  2.10%
                                                       ................................................
                                                         Gilat Satellite Networks
                                                        Ltd.                             2.09%
                                                       ................................................
                                                         SEI Corp.                       1.97%
                                                       ................................................
                                                         Youth Services
                                                        International, Inc.              1.90%
                                                       ................................................
                                                         Accustaff, Inc.                 1.90%
                                                       ------------------------------------------------
                                                        TOTAL                           21.11%
                                                       -------------------------------------------------

                                                 * The composition of the Fund's
                                                   holdings is subject to
                                                   change.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
   MEASUREMENT PERIOD                                    GROWTH FUNDS
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE        S&P 500
1/13/94                         9551.50       10000.00          10000       10000.00
2/28/94                         9530.90        9980.00        9844.07        9729.00
8/31/94                         9871.39       10336.54        9814.06       10046.00
2/28/95                        10254.93       10738.15        9941.24       10444.00
8/31/95                        11929.12       12491.22       11855.52       12197.00
2/29/96                        13678.80       14323.35       13066.27       14064.00
8/31/96                        14073.43       14736.58       13396.59       14481.00
2/28/97                        17373.06       18167.77       15454.30       17741.00

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Blue Chip Fund to
the S&P 500, which is an unmanaged
index typically used as a performance
benchmark for equity investments. As
illustrated, the Fund has fared well
compared to other growth funds. The
average of growth funds as tracked by
Lipper Analytical Services, Inc.
measures the performance of other
funds with investment objectives and
policies similar to those of the
Pacific Horizon Blue Chip Fund.

An initial $10,000 investment in the Fund made on January 13, 1994, would now be worth $17,373 for A Shares. The same investment made in the Lipper Growth Funds Average, would now be worth only $15,454. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $18,168.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 10, 1996 combined with actual K Share performance from November 11, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing

                                             ---------------------------------------
                                                          BLUE CHIP FUND
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                             A SHARES       K SHARES
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 year:    27.01%    21.29%     26.84%
                                               ......................................
                                               3 years:   22.13%    20.27%     22.08%
                                               ......................................

                                               Since
                                              inception:

                                               1/13/94    21.08%    19.31%     21.03%
                                              ---------------------------------------

 .50% distribution or administrative services fee, which would have reduced prior performance.

Lipper Analytical Services, Inc., is an independent mutual fund-monitoring organization. Neither Lipper Growth Funds Average or the S&P 500 can be invested in directly. The hypothetical investment in the S&P 500 does not reflect any sales or management fees that would be incurred in an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1997)

PORTFOLIO COMPOSITION
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.

                                                  TOP TEN HOLDINGS*
                                                  -----------------------------------------------------
                                                                                     PERCENT OF
                                                               COMPANY               NET ASSETS
                                                  ------------------------------------------------------
                                                    Coca-Cola Co.                       3.10%
                                                  ......................................................
                                                    Intel Corp.                         3.00%
                                                  ......................................................
                                                    Merck & Co., Inc.                   2.98%
                                                  ......................................................
                                                    Microsoft Corp.                     2.84%
                                                  ......................................................
                                                    General Electric Co.                2.76%
                                                  ......................................................
                                                    Phillip Morris Cos, Inc.            2.26%
                                                  ......................................................
                                                    E.I. Du Pont de Nemours & Co.       2.13%
                                                  ......................................................
                                                    Exxon Corp.                         1.98%
                                                  ......................................................
                                                    Proctor & Gamble                    1.91%
                                                  ......................................................
                                                    Johnson & Johnson                   1.88%
                                                  ------------------------------------------------------
                                                  TOTAL                                24.84%
                                                  ------------------------------------------------------

A RESEARCH-DRIVEN APPROACH*

                                                  Utilities                          10.3
Finance                      15.4
Consumer Suplies             12.7
Health Care                  11.3
Technology                   13.3
Capital Goods                 9.5
Energy                        8.5
Basics                        5.6
Transportation                1.3
Consumer Cyclicals           12.1

* THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   -------    -------------
COMMON STOCKS -- 97.9%
AEROSPACE & DEFENSE -- 4.8%
 BE Aerospace, Inc.*.....................................................    72,750       $1,764,187
 Remec, Inc.*............................................................   132,000        3,597,000
 Tracor, Inc.*...........................................................   180,000        4,297,500
                                                                                           ---------
                                                                                           9,658,687
                                                                                           ---------
APPAREL -- 4.8%
 Farah, Inc.*............................................................    75,800          739,050
 Kenneth Cole Productions, Inc.*.........................................   165,500        3,247,938
 Quiksilver, Inc.*.......................................................   150,500        3,762,500
 Warnaco Group, Inc., Class A............................................    65,000        2,071,875
                                                                                           ---------
                                                                                           9,821,363
                                                                                           ---------
BIOTECHNOLOGY -- 4.6%
 Algos Pharmaceuticals Corp.*............................................   146,200        2,631,600
 Genome Therapeutics Corp.*..............................................   149,700        1,403,438
 Protein Design Labs, Inc.*..............................................   100,000        3,750,000
 SEQUUS Pharmaceuticals, Inc.*...........................................   129,600        1,490,400
                                                                                           ---------
                                                                                           9,275,438
                                                                                           ---------
COMMERCIAL SERVICES -- 9.2%
 Accustaff, Inc.*........................................................   185,000        3,838,750
 Equity Corp. International*.............................................   120,000        2,370,000
 Nuco2, Inc.*............................................................   133,000        1,662,500
 PMT Services, Inc.*.....................................................   160,500        2,066,437
 Select Appointments Holdings Public Limited Company ADR*................   135,500        1,524,375
 Volt Information Sciences, Inc.*........................................    75,500        3,378,625
 Youth Services International, Inc.*.....................................   256,000        3,840,000
                                                                                           ---------
                                                                                          18,680,687
                                                                                           ---------
COMPUTERS, SOFTWARE & PERIPHERALS -- 7.0%
 3D Labs Inc., Ltd.*.....................................................   155,350        3,495,375
 Cimatron Ltd.*..........................................................   475,000        2,671,875
 Computervision Corp.*...................................................   175,000        1,028,125
 Dataworks Corp.*........................................................   109,900        1,840,825
 Diamond Multimedia Systems, Inc.*.......................................   208,800        2,623,050
 Gandalf Technologies, Inc.*.............................................   150,000          403,125
 Rogue Wave Software*....................................................   184,400        2,143,650
                                                                                           ---------
                                                                                          14,206,025
                                                                                           ---------

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------                ---------
ENVIRONMENTAL & POLLUTION CONTROLS -- 4.3%
 Air & Water Technologies Corp.*.........................................   491,000       $2,792,563
 Culligan Water Technologies*............................................    85,000        3,315,000
 Osmonics, Inc.*.........................................................    83,550        1,608,338
 United States Filter Corp.*.............................................    27,500          962,500
                                                                                           ---------
                                                                                           8,678,401
                                                                                           ---------
ENTERTAINMENT -- 6.4%
 Family Golf Centers, Inc.*..............................................    69,500       $1,911,250
 Gaylord Entertainment Co................................................    63,000        1,275,750
 Iwerks Entertainment, Inc.*.............................................   372,850        1,910,856
 Morrow Snowboards, Inc.*................................................   119,800          718,800
 Sodak Gaming, Inc.*.....................................................   102,100        1,467,687
 Spectrum Holobyte, Inc.*................................................   160,300        1,322,475
 WMS Industries, Inc.*...................................................   223,000        4,432,125
                                                                                           ---------
                                                                                          13,038,943
                                                                                           ---------
FINANCIAL SERVICES -- 6.9%
 Consumer Portfolio Services, Inc.*......................................   213,200        2,158,650
 Credit Acceptance Corp.*................................................    26,750          568,438
 Credit Management Solutions, Inc.*......................................    98,500        1,625,250
 Delta Financial Corp.*..................................................    28,000          588,000
 Imperial Credit Industries, Inc.*.......................................   207,000        4,993,875
 SEI Corp................................................................   180,000        3,982,500
                                                                                           ---------
                                                                                          13,916,713
                                                                                           ---------
FOOD & BEVERAGES -- 2.1%
 Northland Cranberries, Inc..............................................   143,000        2,466,750
 Unimark Group, Inc.*....................................................   217,000        1,736,000
                                                                                           ---------
                                                                                           4,202,750
                                                                                           ---------
HEALTHCARE PRODUCTS & SERVICES -- 5.9%
 Emeritus Corp.*.........................................................   148,150        1,796,319
 Envoy Corp.*............................................................    90,000        2,160,000
 Medpartners, Inc.*......................................................   121,000        2,662,000
 Orthodontic Centers of America, Inc.*...................................    98,400        1,463,700
 Quadramed Corp.*........................................................    63,000          704,812
 Seamed Corp.*...........................................................   187,000        3,085,500
                                                                                           ---------
                                                                                          11,872,331
                                                                                           ---------
HOUSEHOLD PRODUCTS -- 1.2%
 Lifetime Hoan Corp.*....................................................   212,850        2,341,350
                                                                                           ---------
MEDIA -- BROADCASTING -- 3.2%
 All American Communications, Class B*...................................   174,600        1,920,600
 Cablevision Systems Corp., Class A*.....................................    44,500        1,451,812
 Spelling Entertainment Group, Inc.*.....................................   125,000          781,250
 United International Holdings, Inc., Class A*...........................   228,250        2,339,562
                                                                                           ---------
                                                                                           6,493,224
                                                                                           ---------

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------                ---------
OIL & GAS PRODUCTION & SERVICES -- 5.0%
 Aquila Gas Pipeline Corp................................................   267,000       $3,504,375
 Costilla Energy, Inc.*..................................................   189,500        2,274,000
 Flores & Rucks, Inc.*...................................................    45,000        2,025,000
 United Meridian Corp.*..................................................    79,600        2,397,950
                                                                                           ---------
                                                                                          10,201,325
                                                                                           ---------
RESTAURANTS -- 1.0%
 Daka International, Inc.*...............................................   114,000          826,500
 Landry's Seafood Restaurants, Inc.*.....................................    64,000        1,152,000
                                                                                           ---------
                                                                                           1,978,500
                                                                                           ---------
RETAIL -- SPECIALTY STORES -- 5.5%
 Consolidated Stores Corp.*..............................................    92,500        3,249,063
 Egghead, Inc.*..........................................................   233,500        1,196,688
 Petco Animal Supplies, Inc.*............................................   129,000        3,563,625
 RDO Equipment Co., Class A*.............................................    69,700        1,211,037
 Stage Stores, Inc.*.....................................................    92,000        1,955,000
                                                                                           ---------
                                                                                          11,175,413
                                                                                           ---------
SEMICONDUCTORS -- 2.9%
 Actel Corp.*............................................................    82,500        1,608,750
 Dallas Semiconductor Corp...............................................    75,000        1,950,000
 International Rectifier Corp.*..........................................   170,000        2,295,000
                                                                                           ---------
                                                                                           5,853,750
                                                                                           ---------
TELECOMMUNICATION EQUIPMENT -- 12.5%
 Antec Corp.*............................................................   292,000        2,482,000
 C-Cor Electronics, Inc.*................................................   195,000        2,681,250
 ECI Telecommunications Limited Designs..................................   178,700        4,244,125
 Gilat Satellite Networks Ltd.*..........................................   144,900        4,220,212
 Harmonic Lightwaves, Inc.*..............................................   175,000        2,931,250
 Nice Systems Ltd. ADR*..................................................   132,500        2,881,875
 Ortel Corp.*............................................................   118,950        1,546,350
 Tadiran Ltd.............................................................   156,000        4,309,500
                                                                                           ---------
                                                                                          25,296,562
                                                                                           ---------
TELECOMMUNICATION SERVICES -- 5.6%
 American Paging, Inc.*..................................................   300,000        1,387,500
 Arch Communications Group, Inc.*........................................   179,500        1,312,594
 Brooks Fiber Properties, Inc.*..........................................    66,200        1,406,750
 LCC International, Inc., Class A*.......................................   115,000        1,121,250
 Millicom International Cellular, S.A.*..................................    50,900        1,959,650
 Teleport Communications Group, Inc.*....................................    84,950        2,548,500
 United States Cellular Corp.*...........................................    64,000        1,680,000
                                                                                           ---------
                                                                                          11,416,244
                                                                                           ---------
TOYS -- 1.1%
 Toy Biz, Inc., Class A*.................................................   121,900        2,148,488
                                                                                           ---------

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------                ---------
TRANSPORTATION -- 3.9%
 Airways Corp.*..........................................................   112,500         $478,125
 Mesaba Holdings, Inc.*..................................................   219,500        2,798,625
 Team Rental Group, Inc.*................................................   161,000        4,528,125
                                                                                        ------------
                                                                                           7,804,875
                                                                                        ------------
Total Common Stocks (cost $192,809,543)..................................                198,061,069
                                                                                        ------------
WARRANTS -- 0.0%
 Sound Advice+...........................................................        15                0
                                                                                        ------------
Total Warrants (cost $0).................................................                          0
                                                                                        ------------
TOTAL INVESTMENTS -- 97.9%
 (cost $192,809,543) (a).................................................                198,061,069
 Other assets in excess of liabilities -- 2.1%...........................                  4,185,694
                                                                                        ------------

NET ASSETS -- 100%.......................................................               $202,246,763
                                                                                        ============

---------------

Percentages indicated are based on net assets of $202,246,763.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation.................................   $35,513,507
              Unrealized depreciation.................................   (31,090,957)
                                                                         -----------
              Net unrealized appreciation.............................   $ 4,422,550
                                                                         ===========

 * Non-income producing security.

 + Fair valued as determined by the Board of Directors.

ADR -- American Depositary Receipt.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $192,809,543).............  $198,061,069
  Cash................................................................     3,209,415
  Dividends receivable................................................        30,925
  Receivable for investment securities sold...........................     2,912,129
  Receivable for capital shares sold..................................       330,269
  Prepaid expenses....................................................         4,022
                                                                        ------------
Total Assets..........................................................   204,547,829
                                                                        ------------
LIABILITIES:
  Payable for investment securities purchased.........................     1,659,557
  Payable for capital shares redeemed.................................       226,021
  Investment advisory fees payable....................................        99,620
  Administration fees payable.........................................        49,810
  Shareholder service fees payable (A and K Shares)...................        41,508
  12b-1 fees payable (K Shares).......................................           121
  Transfer agent fees payable.........................................       136,648
  Legal fees payable..................................................         2,593
  Other accrued expenses..............................................        85,188
                                                                        ------------
Total Liabilities.....................................................     2,301,066
                                                                        ------------
NET ASSETS............................................................  $202,246,763
                                                                        ============
Net Assets:
  A Shares............................................................  $201,906,794
  K Shares............................................................       339,969
                                                                        ------------
Total.................................................................  $202,246,763
                                                                        ============
Shares Outstanding ($0.001 par value, 1.05 billion shares authorized):
  A Shares............................................................    10,303,402
  K Shares............................................................        17,409
                                                                        ------------
Total.................................................................    10,320,811
                                                                        ============
NET ASSET VALUE
  A Shares -- redemption price per share..............................        $19.60
                                                                               =====
  Maximum Sales Charge (A Shares).....................................          4.50%
  Maximum Offering Price (A Shares) (Net Asset Value of A
    Shares/(100%-Maximum Sales Charge))...............................        $20.52
                                                                               =====
  K Shares -- offering price per share................................        $19.53
                                                                               =====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par......................................  $     10,321
  Additional paid-in capital..........................................   188,363,378
  Accumulated undistributed net investment (loss).....................        (1,417)
  Accumulated net realized gains on investment transactions...........     8,622,955
  Net unrealized appreciation on investments..........................     5,251,526
                                                                        ------------
NET ASSETS, FEBRUARY 28, 1997.........................................  $202,246,763
                                                                        ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend (net of foreign withholding tax of $9,140)................   $    245,805
  Interest...........................................................         93,579
Total Income.........................................................        339,384
EXPENSES:
  Investment advisory fees...........................................      1,239,652
  Administration fees................................................        619,826
  Shareholder service fees (A Shares)................................        516,392
  Shareholder service fees (K Shares)................................            138
  12b-1 fees (K Shares)..............................................            415
  Custodian and fund accounting fees.................................         82,298
  Transfer agent fees................................................        368,073
  Legal fees.........................................................          2,084
  Other expenses.....................................................        145,654
    Total Expenses...................................................      2,974,532
Less: Fee waivers....................................................           (138)
     Expenses paid by third parties..................................        (36,153)
Total Net Expenses...................................................      2,938,241
NET INVESTMENT LOSS..................................................     (2,598,857)
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investment transactions.......................     53,488,080
  Net change in unrealized appreciation on investments...............    (30,785,939)
Net realized/unrealized gains on investments.........................     22,702,141
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................   $ 20,103,284

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                       ------------------------------
                                                       FEBRUARY 28,      FEBRUARY 29,
                                                           1997              1996
                                                       ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment (loss).............................   $ (2,598,857)     $ (2,105,712)
  Net realized gains on investment transactions.....     53,488,080        31,636,853
  Net change in unrealized appreciation
    on investments..................................    (30,785,939)       24,124,656
                                                       ----------------  ----------------
                                                                  -                 -
Change in net assets resulting from operations......     20,103,284        53,655,797
                                                       ----------------  ----------------
                                                                  -                 -
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains from investment transactions
    A Shares........................................    (48,764,827)      (33,681,224)
    K Shares (a)....................................        (22,851)               --
                                                       ----------------  ----------------
                                                                  -                 -
Change in net assets from shareholder
  distributions.....................................    (48,787,678)      (33,681,224)
                                                       ----------------  ----------------
                                                                  -                 -
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................    554,405,607       344,733,316
  Dividends reinvested..............................     46,851,878        32,628,136
  Cost of shares redeemed...........................   (550,673,264)     (348,867,889)
                                                       ----------------  ----------------
                                                                  -                 -
Change in net assets from capital share
  transactions......................................     50,584,221        28,493,563
                                                       ----------------  ----------------
                                                                  -                 -
Change in net assets................................     21,899,827        48,468,136
NET ASSETS:
  Beginning of year.................................    180,346,936       131,878,800
                                                       ----------------  ----------------
                                                                  -                 -
  End of year.......................................   $202,246,763      $180,346,936
                                                       ================= =================

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I--
    Blue Chip Portfolio, at value.....................................  $154,349,853
  Deferred organization costs.........................................        13,146
  Prepaid expenses....................................................         7,312
                                                                        ------------
Total Assets..........................................................   154,370,311
                                                                        ------------
LIABILITIES:
  Transfer agent fees payable.........................................        51,959
  Shareholder service fees payable (A and K Shares)...................        30,573
  Reports to shareholders expense payable.............................        31,687
  Audit fees payable..................................................        11,465
  Fund accounting fees and expenses payable...........................        13,494
  Legal fees payable..................................................         8,578
  Other accrued expenses..............................................        20,982
                                                                        ------------
Total Liabilities.....................................................       168,738
                                                                        ------------
NET ASSETS............................................................  $154,201,573
                                                                        ============
Net Assets:
  A Shares............................................................  $152,747,859
  K Shares............................................................     1,453,714
                                                                        ------------
Total.................................................................  $154,201,573
                                                                        ============
Shares Outstanding
  ($0.001 par value, 150 million shares authorized):
  A Shares............................................................     6,056,570
  K Shares............................................................        57,695
                                                                        ------------
Total.................................................................     6,114,265
                                                                        ============
NET ASSET VALUE
  A Shares -- redemption price per share..............................        $25.22
                                                                               =====
  Maximum Sales Charge (A Shares).....................................         4.50%
  Maximum Offering Price (A Shares)
  (Net Asset Value of A Shares/(100%--Maximum Sales Charge))..........        $26.41
                                                                               =====
  K Shares -- offering price per share................................        $25.20
                                                                               =====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par......................................  $      6,114
  Additional paid-in capital..........................................   123,368,562
  Accumulated undistributed net investment income.....................       178,145
  Accumulated net realized gains on investment transactions...........    12,059,468
  Net unrealized appreciation on investments..........................    18,589,284
                                                                        ------------
NET ASSETS, FEBRUARY 28, 1997.........................................  $154,201,573
                                                                        ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I--Blue Chip
  Portfolio:
  Dividend income.....................................................   $ 2,173,241
  Interest income.....................................................       176,152
                                                                         -----------
                                                                           2,349,393
  Expenses............................................................       933,194
  Less: Fee waivers and expense reimbursements........................      (290,375)
                                                                         -----------
                                                                             642,819
Net Investment Income from Master Investment Trust, Series I--Blue
  Chip Portfolio......................................................     1,706,574
EXPENSES:
  Shareholder service fees (A Shares).................................       256,504
  Shareholder service fees (K Shares).................................           632
  12b-1 fees (K Shares)...............................................         1,242
  Administration fees.................................................       153,571
  Transfer agent fees.................................................       166,371
  Registration fees...................................................        45,455
  Reports to shareholders.............................................        64,232
  Fund accounting fees and expenses...................................        36,010
  Amortization of organization costs..................................        28,125
  Audit fees..........................................................        13,156
  Legal fees..........................................................         8,128
  Directors' fees.....................................................         2,779
  Other expenses......................................................        62,345
                                                                         -----------
    Total Expenses....................................................       838,550
Less: Fee waivers and expense reimbursements..........................      (154,457)
                                                                         -----------
    Total Net Expense.................................................       684,093
                                                                         -----------
NET INVESTMENT INCOME.................................................     1,022,481
REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM MASTER INVESTMENT TRUST,
  SERIES I -- BLUE CHIP PORTFOLIO:
  Net realized gains on investment transactions.......................    14,059,189
  Net change in unrealized appreciation on investments................    12,101,556
                                                                         -----------
Net realized/unrealized gains on investments from Master Investment
  Trust Series I--Blue Chip Portfolio.................................    26,160,745
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................   $27,183,226
                                                                         ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                       ------------------------------
                                                       FEBRUARY 28,      FEBRUARY 29,
                                                           1997              1996
                                                       ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................   $  1,022,481      $    489,988
  Net realized gains on investment transactions.....     14,059,189         1,358,263
  Net change in unrealized appreciation on
    investments.....................................     12,101,556         6,093,194
                                                       ------------       -----------
Change in net assets resulting from operations......     27,183,226         7,941,445
                                                       ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................       (980,276)         (375,867)
    K Shares (a)....................................           (998)               --
  Net realized gains from investment transactions:
    A Shares........................................     (2,731,645)         (570,774)
    K Shares (a)....................................         (8,357)               --
                                                       ------------       -----------
Change in net assets from shareholder
  distributions.....................................     (3,721,276)         (946,641)
                                                       ------------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................     87,766,406        59,881,212
  Dividends reinvested..............................      3,417,983           903,918
  Cost of shares redeemed...........................    (27,378,220)       (6,848,470)
                                                       ------------       -----------
Change in net assets from capital share
  transactions......................................     63,806,169        53,936,660
                                                       ------------       -----------
Change in net assets................................     87,268,119        60,931,464
                                                       ------------       -----------
NET ASSETS:
  Beginning of year.................................     66,933,454         6,001,990
                                                       ------------       -----------
  End of year.......................................   $154,201,573      $ 66,933,454
                                                       ============       ===========

---------------
(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Aggressive Growth Fund (the "Aggressive Growth Fund") and the Pacific Horizon Blue Chip Fund (the "Blue Chip Fund"), collectively the "Funds", individually the "Fund". The Funds offer A Shares and effective July 22, 1996 began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Aggressive Growth Fund seeks to maximize capital appreciation through investments in common stocks and convertible securities. The Blue Chip Fund seeks to achieve its investment objective by investing substantially all of its assets in the Blue Chip Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management company that has the same investment objective as that of the Blue Chip Fund. The value of the Blue Chip Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (32.4% at February 28, 1997). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Aggressive Growth Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Funds' administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS, serves as the distributor of the Funds' shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, serves as transfer and dividend disbursing agent of the Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Aggressive Growth Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The valuation of securities of the Blue Chip Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Aggressive Growth Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Blue Chip Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Blue Chip Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight-line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income, if any, is declared and paid as a dividend to shareholders of record at the close of business on record date at least annually for the Aggressive Growth Fund and quarterly for the Blue Chip Fund. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                               ACCUMULATED NET REALIZED
                                ACCUMULATED UNDISTRIBUTED           GAIN/(LOSS) ON
                                  NET INVESTMENT INCOME              INVESTMENTS
                                -------------------------      ------------------------
Aggressive Growth Fund.......          $ 2,598,657                   $ (2,588,091)
Blue Chip Fund...............                   --                             72

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER:

    The Aggressive Growth Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1997, custodian fees and expenses paid by third parties were increased by $36,153. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

    Effective October 1, 1996 the earnings credit account for the Aggressive Growth Fund converted to an interest bearing account. Earnings credit balances are available until February 28, 1998.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Aggressive Growth Fund has an Investment Advisory Agreement with Bank of America and the Funds have an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Aggressive Growth Fund, which is accrued daily and payable monthly, at an annual rate of 0.60% of the Fund's average daily net assets. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.30% and 0.15% of the average daily net assets of the Aggressive Growth Fund and Blue Chip Fund, respectively. For the year ended February 28, 1997, BISYS agreed to waive $153,571 of its fee as Administrator for the Blue Chip Fund. For the year ended February 28, 1997, BISYS reimbursed $303 of operating expenses of the Blue Chip Fund.

    For the year ended February 28, 1997, the Distributor advised the Funds that it retained $120,955 and $268,770 from commissions earned on sales of the Aggressive Growth Fund's and Blue Chip Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $938,206 and $2,128,530 from commissions earned on sales of shares of the Aggressive Growth Fund and Blue Chip Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1997, the Aggressive Growth Fund and Blue Chip Fund incurred charges of $516,392 and $256,504, respectively, pursuant to the Plan. The Funds were advised that of these amounts, the Distributor retained $308,283 and $19,012 from the Aggressive Growth Fund and Blue Chip Fund, respectively, and affiliates of Bank of America retained $182,530 and $230,703, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1997, the Distributor waived $138 and $583 for the Aggressive Growth and Blue Chip Funds, respectively.

    BISYS Ohio serves the Funds as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $368,073 and $166,371 from the Aggressive Growth Fund and Blue Chip Fund, respectively, for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Funds would have incurred additional costs of $94,159 and $49,959 for the Aggressive Growth Fund and Blue Chip Fund, respectively.

    For the year ended February 28, 1997, the Aggressive Growth Fund and Blue Chip Fund incurred legal charges totaling $2,084 and $8,128, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997 in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $1,460 and $22 for the Aggressive Growth Fund and Blue Chip Fund, respectively, for the year ended February 28, 1997.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1997, the cost of purchases and the proceeds from sales of the Aggressive Growth Fund's portfolio securities (excluding short-term investments) amounted to $195,515,762 and $197,403,997, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                        AGGRESSIVE GROWTH FUND
                                           ------------------------------------------------
                                                 YEAR ENDED                YEAR ENDED
                                             FEBRUARY 28, 1997          FEBRUARY 29, 1996
                                           ----------------------     ---------------------
                                           SHARES        AMOUNT       SHARES       AMOUNT
                                           -------     ----------     -------     ---------
A SHARES (000's)
  Issued................................    22,844     $  554,053      15,721     $ 344,733
  Reinvested............................     2,367         46,829       1,418        32,628
  Redeemed..............................   (22,585)      (550,667)    (15,862)     (348,868)
                                           -------     ----------     -------     ---------
Net increase............................     2,626     $   50,215       1,277     $  28,493
                                           =======     ==========     =======     =========
K SHARES(a)
  Issued................................    16,509     $  352,493          --     $      --
  Reinvested............................     1,198         22,851          --            --
  Redeemed..............................      (298)        (6,029)         --            --
                                           -------     ----------     -------     ---------
Net increase............................    17,409     $  369,315          --     $      --
                                           =======     ==========     =======     =========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                                                            BLUE CHIP FUND
                                           ------------------------------------------------
                                                 YEAR ENDED                YEAR ENDED
                                             FEBRUARY 28, 1997          FEBRUARY 29, 1996
                                           ----------------------     ---------------------
                                           SHARES        AMOUNT       SHARES       AMOUNT
                                           -------     ----------     -------     ---------
A SHARES (000's)
  Issued................................     3,838     $   86,308       3,204     $  59,881
  Reinvested............................       152          3,409          47           904
  Redeemed..............................    (1,193)       (27,364)       (371)       (6,848)
                                            ------     ----------       -----       -------
Net increase............................     2,797     $   62,353       2,880     $  53,937
                                            ======     ==========       =====       =======
K SHARES (a)
  Issued................................    57,851     $1,458,223          --     $      --
  Reinvested............................       405          9,313          --            --
  Redeemed..............................      (561)       (13,822)         --            --
                                            ------     ----------       -----       -------
Net increase............................    57,695     $1,453,714          --     $      --
                                            ======     ==========       =====       =======

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended February 28, 1997, the Funds declared long-term capital distributions in the following amounts:

Aggressive Growth.......................................................   $17,865,129
Blue Chip...............................................................     2,213,226

    For the taxable year ended February 28, 1997, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                         QUALIFIED
                                                                      DIVIDEND INCOME
                                                                      ---------------
Aggressive Growth..................................................         0.44%
Blue Chip..........................................................        51.56%

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                   --------------------------------------------------------------------
                                   FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 28,
                                     1997(A)         1996          1995          1994          1993
                                   ------------  ------------  ------------  ------------  ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.................   $  23.49     $  20.61      $  25.70      $  24.68      $  27.93
                                     --------      --------      --------      --------      --------
Income from Investment Operations:
 Net investment (loss).............      (0.25)       (0.27)        (0.22)        (0.37)        (0.26)
 Net realized and unrealized gains
   (losses) on investment
   transactions....................       2.26         8.35         (0.95)         3.02         (2.26)
                                     --------      --------      --------      --------      --------
Total income (loss) from investment
 operations........................       2.01         8.08         (1.17)         2.65         (2.52)
Less Dividends and Distributions:
 Dividends to shareholders from net
   realized gains on investment
   transactions....................      (5.90)       (5.20)        (3.92)        (1.63)        (0.73)
                                     --------      --------      --------      --------      --------
Net change in net asset value per
 share.............................      (3.89)        2.88         (5.09)         1.02         (3.25)
                                     --------      --------      --------      --------      --------
NET ASSET VALUE PER SHARE, END OF
 YEAR..............................   $  19.60     $  23.49      $  20.61      $  25.70      $  24.68
                                     ========      ========      ========      ========      ========
Total return (excludes sales
 charge)...........................       9.13%       40.88%        (3.59%)       10.54%        (8.76%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)......................   $    202     $    180      $    132      $    158      $    160
 Ratio of expenses to average net
   assets..........................       1.42%        1.51%         1.46%         1.52%         1.49%
 Ratio of net investment income
   (loss) to average net assets....      (1.26%)       1.35%         1.04%         1.20%         1.15%
 Ratio of expenses to average net
   assets*.........................       1.44%**       1.64%**         (b)          (b)         1.51%
 Ratio of net investment income to
   average net assets*.............         (b)          (b)           (b)           (b)         1.13%
 Portfolio turnover rate...........         99%          93%           92%           43%           43%
 Average commission rate paid (c)..   $ 0.0312     $     --      $     --      $     --      $     --

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** During the years ended February 28, 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

(b) There were no waivers or reimbursements during the period.

(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                      FEBRUARY
                                                                         28,
                                                                       1997(A)
                                                                      ---------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD......................  $ 24.20
                                                                      -------
Income from Investment Operations:***
  Net investment (loss).............................................    (0.06)
  Net realized and unrealized gains on investment transactions......     1.29
                                                                      -------
Total income from investment operations.............................     1.23
Less Dividends and Distributions:
  Dividends from to shareholders from net realized gains on
    investment transactions.........................................    (5.90)
                                                                      -------
Net change in net asset value per share.............................    (4.67)
                                                                      -------
NET ASSET VALUE PER SHARE, END OF PERIOD............................    19.53
                                                                      =======
Total return........................................................     5.65%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)...................................  $   340
  Ratio of expenses to average net assets...........................     1.95%(d)
  Ratio of net investment income to average net assets..............    (1.78%)(d)
  Ratio of expenses to average net assets*..........................     2.22%(d)**
  Ratio of net investment income to average net assets*.............    (2.03%)(d)
  Portfolio turnover rate...........................................       99%
  Average commission rate paid (b)..................................  $0.0312

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** During the year ended February 28, 1997, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(c) Not annualized.

(d) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                YEAR           YEAR           YEAR          PERIOD
                                                ENDED          ENDED          ENDED          ENDED
                                              FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                 28,            29,            28,            28,
                                               1997(a)         1996           1995          1994(b)
                                              ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR.......................................  $  20.53       $  15.81       $ 14.97        $ 15.00
                                              --------       --------       -------        -------
Income from Investment Operations:
 Net investment income......................      0.23           0.26          0.31           0.02
 Net realized and unrealized gains (loss) on
   investment transactions..................      5.21           4.96          0.80          (0.05)
                                              --------       --------       -------        -------
Total income (loss) from investment
 operations.................................      5.44           5.22          1.11          (0.03)
                                              --------       --------       -------        -------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income........................     (0.22)         (0.28)        (0.27)            --
 Distributions to shareholders from net
   realized gains on investment
   transactions.............................     (0.53)         (0.22)           --             --
                                              --------       --------       -------        -------
Total Dividends and Distributions...........     (0.75)         (0.50)        (0.27)            --
                                              --------       --------       -------        -------
Net change in net asset value per share.....      4.69           4.72          0.84          (0.03)
                                              --------       --------       -------        -------
NET ASSET VALUE PER SHARE, END OF YEAR......  $  25.22       $  20.53       $ 15.81        $ 14.97
                                              ========       ========       =======        =======
Total return (excludes sales charge)........     27.01%         33.39%         7.60%         (0.20%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (millions).........  $    153       $     67       $     6        $     1
 Ratio of expenses to average net assets....      1.28%          0.83%         0.00%          0.00%+
 Ratio of net investment income to average
   net assets...............................      0.99%          1.63%         2.46%          2.92%+
 Ratio of expenses to average net assets
   (*)......................................      1.71%          2.28%         6.32%         55.00%+
 Ratio of net investment income to average
   net assets (*)...........................      0.56%          0.18%        (3.86%)       (52.08%)+

---------------
  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Not annualized.

(a) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

(b) Period from January 13, 1994 (inception date) to February 28, 1994.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              PERIOD
                                                                               ENDED
                                                                             FEBRUARY
                                                                                28,
                                                                              1997(A)
                                                                             ---------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.............................  $20.38
                                                                             ------
Income from Investment Operations:
 Net investment income.....................................................  0.07
 Net realized and unrealized gain on investment transactions...............  5.35
                                                                             ------
Total income from investment operations....................................  5.42
                                                                             ------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income......................  (0.07)
 Distributions to shareholders from net realized gains on investment transactions............................................................  (0.53)
                                                                             ------
Total Dividends and Distributions..........................................  (0.60)
                                                                             ------
Net change in net asset value per share....................................  4.82
                                                                             ------
NET ASSET VALUE PER SHARE, END OF PERIOD...................................  $25.20
                                                                             ======
Total return...............................................................  26.96%++
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...........................................  $1,454
 Ratio of expenses to average net assets...................................  1.92%+
 Ratio of net investment income to average net assets......................  0.45%+
 Ratio of expenses to average net assets*..................................  2.12%+
 Ratio of net investment income to average net assets*.....................  0.25%+

---------------
  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Not annualized.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Aggressive Growth Fund and Pacific Horizon Blue Chip Fund (two of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

MASTER INVESTMENT TRUST SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   -------      -----------
COMMON STOCKS -- 97.2%
AEROSPACE/DEFENSE -- 1.7%
 Lockheed Martin Corp. .................................................    49,500      $ 4,380,750
 Rockwell International ................................................    55,600        3,600,100
                                                                                          7,980,850
AIRLINES -- 0.3%
 Delta Airlines ........................................................    17,900        1,440,950
APPAREL -- 0.9%
 Nike, Inc. ............................................................    57,600        4,140,000
AUTOMOBILES -- 1.8%
 Chrysler Corp. ........................................................   132,900        4,501,988
 General Motors Corp. ..................................................    67,100        3,883,412
                                                                                          8,385,400
BANKS -- 9.3%
 Bank of Boston Corp. ..................................................   102,800        7,748,550
 Barnett Banks, Inc. ...................................................    74,600        3,450,250
 Chase Manhattan Corp. .................................................    73,600        7,369,200
 Citicorp ..............................................................    34,600        4,039,550
 Comerica ..............................................................    88,600        5,327,075
 First Union Corp. .....................................................    83,900        7,362,225
 Mellon Bank Corp. .....................................................    67,700        5,441,388
 Nations Bank Corp. ....................................................    61,000        3,652,375
                                                                                         44,390,613
BEVERAGES-SOFT DRINKS -- 3.1%
 Coca-Cola Co. .........................................................   242,400       14,786,400
BROKERAGE -- 1.3%
 Dean Witter ...........................................................   162,100        6,220,588
BUILDING MATERIALS -- 0.4%
 Armstrong World Industries ............................................    28,400        1,956,050
CHEMICALS -- 2.1%
 E.I. Du Pont de Nemours & Co. .........................................    94,500       10,135,125
COMPUTERS -- 10.0%
 Compaq Computer Corp.** ...............................................    86,000        6,815,500
 Computer Associates ...................................................    49,200        2,140,200
 Dell Computer ** ......................................................    89,900        6,394,138
 Intel Corp. ...........................................................   100,700       14,286,813
 Microsoft Corp. .......................................................   138,800       13,533,000
 Seagate Technology ** .................................................    47,200        2,230,200
 Sun Microsystems, Inc.** ..............................................    71,800        2,216,825
                                                                                         47,616,676
ELECTRICAL EQUIPMENT -- 0.3%
 Applied Materials, Inc.** .............................................    27,500        1,392,183

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   ------        --------
COMMON STOCKS -- (CONTINUED)
FOOD -- 2.4%
 Conagra, Inc. .........................................................    82,400      $ 4,367,200
 Hershey Foods Corp. ...................................................    70,000        3,193,750
 Sara Lee Corp. ........................................................   105,600        4,092,000
                                                                                         11,652,950
FOREST PRODUCTS -- 1.1%
 Bemis Co., Inc. .......................................................    45,200        1,870,150
 James River Corp. .....................................................   103,800        3,399,450
                                                                                          5,269,600
HEALTHCARE -- 0.9%
 Tenet Healthcare ** ...................................................   155,900        4,228,788
HOUSEHOLD PRODUCTS -- GENERAL -- 4.1%
 Avon Products, Inc. ...................................................   105,400        6,139,550
 Clorox ................................................................    34,800        4,158,600
 Proctor & Gamble ......................................................    75,700        9,093,463
                                                                                         19,391,613
INSURANCE -- 4.6%
 Aetna Life & Casualty Co. .............................................    15,322        1,269,811
 Allstate ..............................................................    65,997        4,182,560
 Cigna .................................................................    36,200        5,534,075
 Conseco, Inc. .........................................................    88,400        3,469,700
 General Re Corp.** ....................................................    18,000        3,053,250
 Travellers Group ......................................................    83,100        4,456,238
                                                                                         21,965,634
LEISURE -- 2.2%
 Walt Disney Co. .......................................................    75,878        5,633,942
 King World Productions, Inc.** ........................................    31,700        1,176,863
 Hospitality Franchise** ...............................................    51,200        3,507,200
                                                                                         10,318,005
MACHINERY & EQUIPMENT -- 1.0%
 Caterpillar, Inc. .....................................................    31,500        2,468,813
 Ingersoll Rand Co. ....................................................    45,300        2,151,750
                                                                                          4,620,563
MANUFACTURING -- DIVERSE -- 4.0%
 Air Products & Chemicals, Inc. ........................................    51,200        3,795,200
 General Electric Co. ..................................................   127,800       13,147,425
 Johnson Controls, Inc. ................................................    27,100        2,283,175
                                                                                         19,225,800
MANUFACTURING TOYS -- 0.4%
 Hasbro, Inc. ..........................................................    48,500        2,073,375
MEDIA -- PUBLISHING -- 0.9%
 New York Times Co. ....................................................   101,100        4,498,950
METALS -- 1.4%
 Phelps Dodge Corp. ....................................................    52,500        3,753,750
 USX-Steel Group. ......................................................    89,900        2,820,613
                                                                                          6,574,363
MULTI-INDUSTRY -- 2.7%
 Anheuser Busch Companies, Inc. ........................................    54,800        2,438,600
 Honeywell, Inc. .......................................................    83,400        5,931,820
 Tyco Labs, Inc. .......................................................    77,900        4,596,100
                                                                                         12,966,520

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   -------      -----------
COMMON STOCKS -- (CONTINUED)
OFFICE EQUIPMENT -- 2.5%
 Cisco Systems** .......................................................   105,000      $ 5,840,625
 Emc Corp/Mass** .......................................................    71,400        2,570,400
 Harris Corp. ..........................................................    46,800        3,451,500
                                                                                         11,862,525
OIL -- 8.2%
 Amoco Corp. ...........................................................    36,600        3,092,700
 Exxon Corp. ...........................................................    94,400        9,428,200
 Mobil Corp. ...........................................................    48,200        5,916,550
 Phillips Petroleum Co. ................................................    67,700        2,801,088
 Royal Dutch Pete Co. ADR + ............................................    27,300        4,722,900
 Schlumberger Ltd. .....................................................    45,000        4,528,125
 Texaco, Inc. ..........................................................    57,100        5,645,763
 USX Marathon Group ....................................................   124,800        3,322,800
                                                                                         39,458,126
PHARMACEUTICALS -- 9.9%
 Abbott Laboratories ...................................................    95,100        5,349,375
 Bristol-Meyers ........................................................    63,400        8,273,700
 Johnson & Johnson .....................................................   155,700        8,972,213
 Merck & Co., Inc. .....................................................   154,400       14,204,800
 Pfizer, Inc. ..........................................................    47,500        4,352,188
 Schering Plough Corp. .................................................    75,900        5,815,839
                                                                                         46,968,115
RAILROAD -- 1.0%
 Norfolk Southern Corp. ................................................    53,100        4,838,738
RETAIL -- 4.7%
 American Stores Co. ...................................................   108,500        4,855,375
 Gap, Inc. .............................................................   154,900        5,111,700
 Home Depot, Inc. ......................................................    52,900        2,883,050
 Sears Roebuck & Co. ...................................................   103,700        5,625,725
 TJX Cos, Inc. .........................................................    94,300        3,937,025
                                                                                         22,412,875
TECHNOLOGY -- 1.7%
 United Technologies Corp. .............................................   104,700        7,878,675
TOBACCO -- 2.3%
 Philip Morris Cos, Inc. ...............................................    79,700       10,769,463
UTILITIES-ELECTRIC -- 2.9%
 Consolidated Edison Co. ...............................................   192,400        5,940,350
 FPL Group, Inc. .......................................................    58,900        2,679,950
 General Public Utilities, Inc. ........................................   151,900        5,316,500
                                                                                         13,936,800
UTILITIES -- GAS -- 0.7%
 Pacific Enterprises ...................................................   110,100        3,358,050
UTILITIES -- TELECOMMUNICATIONS -- 6.4%
 Ameritech Corp. .......................................................   103,600        6,604,500
 AT&T ..................................................................    95,100        3,792,114
 Bell Atlantic .........................................................    43,800        3,027,675
 Bellsouth Corp. .......................................................   143,600        6,731,250
 GTE Corp. .............................................................   141,700        6,624,475
 Nynex Corp. ...........................................................    71,500        3,682,250
                                                                                         30,462,264
TOTAL COMMON STOCKS -- 97.2%
 (cost $390,585,504) ...................................................                463,176,627

---------------
See Notes to Financial Statements.

                                                        MATURITY     PRINCIPAL         VALUE
                DESCRIPTION                    RATE       DATE         AMOUNT         (NOTE 2)
-------------------------------------------    ----     --------     ----------     ------------
U.S. GOVERNMENT OBLIGATIONS -- 3.8%
 U.S. Treasury Bill........................    4.96%*   03/20/97     $ 465,000      $    463,758
 U.S. Treasury Bill........................    4.97%*   04/03/97     4,597,000         4,575,456
 U.S. Treasury Bill........................    5.00%*   04/03/97       180,000           179,157
 U.S. Treasury Bill........................    4.98%*   04/03/97       461,000           458,840
 U.S. Treasury Bill........................    4.93%*   04/03/97       379,000           377,287
 U.S. Treasury Bill........................    4.98%*   05/08/97       748,000           740,803
 U.S. Treasury Bill........................    4.97%*   05/08/97       417,000           412,988
 U.S. Treasury Bill........................    4.97%*   05/08/97       317,000           313,950
 U.S. Treasury Bill........................    4.98%*   05/08/97       606,000           600,169
 U.S. Treasury Bill........................    5.00%*   05/08/97     2,068,000         2,048,102
 U.S. Treasury Bill........................    4.98%*   05/08/97       907,000           898,273
 U.S. Treasury Bill........................    4.93%*   05/08/97       585,000           579,371
 U.S. Treasury Bill........................    4.90%*   05/08/97       399,000           395,161
 U.S. Treasury Bill........................    4.89%*   05/08/97       621,000           615,025
 U.S. Treasury Bill........................    4.88%*   05/08/97       560,000           554,612
 U.S. Treasury Bill........................    4.87%*   05/08/97       752,000           744,764
 U.S. Treasury Bill........................    4.90%*   05/08/97     1,023,000         1,013,157
 U.S. Treasury Bill........................    4.98%*   05/08/97     3,176,000         3,145,442
Total U.S. Government Obligations
 (cost $18,120,273)............................................................       18,116,315
TOTAL INVESTMENTS -- 101.0%
 (cost $408,705,777) (a).......................................................      481,292,942
Liabilities in excess of other assets -- (1.0)%................................       (4,726,372)
NET ASSETS -- 100.0%                                               ............     $476,566,570

---------------

Percentages indicated are based on net assets of $476,566,570.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation..........................................    $75,273,544
          Unrealized depreciation..........................................     (2,686,379)
                                                                                ----------
          Net unrealized appreciation......................................    $72,587,165
                                                                                ==========
ADR -- American Depository Receipt
+      Foreign issuer
*      Effective yield
**     Non-income producing security

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS PURCHASED

                                                                     NET UNREALIZED
EXPIRATION     NUMBER OF                               CONTRACT       DEPRECIATION
   DATE        CONTRACTS           CONTRACTS            VALUE         OF CONTRACTS
----------     ---------     ---------------------    ----------     --------------
                               S&P 500 -- March
 03/21/97          20        1997.................    $7,925,000        $(21,000)
                               S&P 500 -- March
 03/21/97           5        1997.................    1,982,750           (5,250)
                                                                        --------
Net unrealized depreciation on Open Futures Contracts...........        $(26,250)
                                                                        ========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $408,705,777).............   $481,292,942
  Receivable for investment securities sold...........................        386,641
  Contribution receivable.............................................      2,680,008
  Dividends receivable................................................        960,007
  Deferred organization costs.........................................         24,305
  Prepaid expenses....................................................          1,120
                                                                         ------------
Total Assets..........................................................    485,345,023
                                                                         ============
LIABILITIES:
  Withdrawal payable..................................................      1,025,347
  Payable for investment securities purchased.........................      7,349,877
  Cash overdraft......................................................         23,721
  Variation margin payable on futures contracts.......................         26,250
  Advisory fees payable...............................................        203,561
  Audit fees payable..................................................         30,207
  Fund accounting fees payable........................................         33,348
  Custodian fees payable..............................................         26,438
  Legal fees payable..................................................         15,415
  Administration fees payable.........................................         13,588
  Other accrued expenses..............................................         30,701
                                                                         ------------
Total Liabilities.....................................................      8,778,453
                                                                         ------------
NET ASSETS, FEBRUARY 28, 1997.........................................   $476,566,570
                                                                         ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income.......................................................   $   619,448
  Dividend income (net of foreign withholding tax $141,881).............     7,463,844
                                                                           ------------
    Total Income........................................................     8,083,292
                                                                           ------------
EXPENSES:
  Advisory fees.........................................................     2,701,648
  Administration fees...................................................       180,110
  Fund accounting fees and expenses.....................................       195,906
  Audit fees............................................................        34,644
  Custodian fees and expenses...........................................        64,109
  Legal fees............................................................        36,994
  Trustees' fees........................................................        17,115
  Amortization of organization costs....................................        13,848
  Other operating expenses..............................................        18,057
                                                                           ------------
      Total Expenses....................................................     3,262,431
  Less: Fee waivers.....................................................    (1,025,006)
                                                                           ------------
Total Net Expenses......................................................     2,237,425
                                                                           ------------
NET INVESTMENT INCOME...................................................     5,845,867
                                                                           ------------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.........................    62,491,398
  Net change in unrealized appreciation on investments..................    26,358,970
                                                                           ------------
Net realized/unrealized gains on investments............................    88,850,368
                                                                           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $94,696,235
                                                                           ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................    $ 5,845,867      $ 4,528,400
 Net realized gains on investment transactions............     62,491,398       21,310,546
 Net change in unrealized appreciation on investments.....     26,358,970       34,689,746
                                                              ------------     ------------
Change in net assets resulting from operations............     94,696,235       60,528,692
                                                              ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................    176,422,520       96,776,148
 Withdrawals..............................................    (70,074,459)     (39,120,232)
                                                              ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................    106,348,061       57,655,916
                                                              ------------     ------------
Change in net assets......................................    201,044,296      118,184,608
NET ASSETS
 Beginning of year........................................    275,522,274      157,337,666
                                                              ------------     ------------
 End of year..............................................    $476,566,570     $275,522,274
                                                              ============     ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Trust consisted of three portfolios. The accompanying financial statements and notes are those of the Blue Chip Portfolio (the "Portfolio") only.

    The investment objective of the Portfolio is long term capital appreciation through investments in blue chip stocks.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly owned subsidiary, BISYS Fund Services, Limited Partnership serves as the Portfolio's administrator.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    Securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market, or securities for which there were no transactions on the day of valuation, are valued at the mean of the most recent bid and ask prices. Bid price is used when no ask price is available. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

FUTURES:

    A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date or to make or receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The summary of open financial futures contracts at February 28, 1997, is included in the Portfolio's Schedule of Investments which is included elsewhere in this report.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are determined on the identified cost basis.

EXPENSES:

    Expenses directly attributable to a Portfolio are charged to that Portfolio, while general Trust expenses are allocated among the respective portfolios of the Trust.

FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America and an Administration Agreement with BISYS.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Portfolio. For the year ended February 28, 1997, Bank of America waived $961,001 in fees as Adviser of the Portfolio.

    As Administrator, BISYS assists in supervising the operations of the Portfolio. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended February 28, 1997, BISYS waived $64,005 in fees as Administrator of the Portfolio.

    For services provided to all three of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500.

    For the period ended February 28, 1997, the Portfolio incurred legal expenses of $36,994, which were earned by a law firm, a partner of which serves as Secretary of the Trust.

    Certain officers of the Trust are affiliated with BISYS. Such persons are not paid directly by the Trust for serving in these capacities.

NOTE 4 -- SECURITIES TRANSACTIONS

    During the year ended February 28, 1997, the Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                                        PURCHASES          SALES
                                                                      -------------    -------------
Total Common Stocks...............................................     $412,047,868     $316,168,358

MASTER INVESTMENT TRUST SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.62%            0.31%            0.17%          0.27%**
Ratio of net investment
  income to average net
  assets...................     1.62%            2.16%            2.30%          1.97%**
Ratio of expenses to
  average net assets (a)...     0.90%            0.90%            0.97%          1.07%**
Ratio of net investment
  income to average net
  assets (a)...............     1.34%            1.57%            1.50%          1.17%**
Portfolio Turnover.........       91%             108%              44%              86%
Average Commission rate
  paid (b).................    $0.053               --               --               --

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (b)  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994.
  **  Annualized.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees
and Investors of
Master Investment Trust, Series I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Master Investment Trust, Series I -- Blue Chip Portfolio (the "Portfolio") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
    Name of Broker

 ...............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                           Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

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